Exhibit 10.5k	Not Yet Executed

TENTH AMENDMENT TO
AMENDED AND RESTATED SYNTHETIC NATURAL GAS PURCHASE AND SALE AGREEMENT

This Tenth Amendment to the Amended and Restated Synthetic Natural Gas Purchase and Sale Agreement (this “Tenth Amendment”) is made and entered into effective as of October 1, 2010 by and between The Procter & Gamble Paper Products Company (“Purchaser”) and Lima Energy Company (“Seller”).  Purchaser and Seller are sometime collectively referred to in this Tenth Amendment as the “Parties” and individually as a “Party”.

Whereas, Purchaser and Seller entered into a certain Amended and Restated Synthetic Natural Gas Purchase and Sale Agreement (the “Original Agreement”) dated August 13, 2007;

Whereas, to accommodate certain deadlines for performance set forth in the Original Agreement, the Parties wish to amend the Original Agreement to clarify certain agreements surrounding applicable dates for performance and similar matters as described below; and

Whereas, the Original Agreement together with the prior Amendments and this Tenth Amendment are sometimes collectively referred to in this Tenth Amendment as the “Agreement”.

Now, therefore, in consideration of the mutual covenants set forth in this Tenth Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Seller hereby agree as follows:

1.      Terms that are capitalized in this Tenth Amendment, but not otherwise defined shall have the same meanings as set forth in the Original Agreement.

2.      Section references contained in this Tenth Amendment refer to the applicable section(s) of the Original Agreement.

3.      The references to “October 1, 2010” contained in the Section 3.1(a) are hereby deleted and replaced with “November1, 2014”.

4.      The reference to “February 1, 2011” contained in the Section 3.1(a) is hereby deleted and replaced with “February 1, 2015”.

5.      The reference to “October 1, 2010” contained in Section 3.1(b) of the Original Agreement is hereby deleted and replaced with “November 1, 2014”.

6.      The reference to “December 31, 2007” contained in Section 3.1(d) of the Original Agreement is hereby deleted and replaced with “September 30, 2011”.

7.      The reference to “February 1, 2011” contained in Section 3.1(d) of the Original Agreement is hereby deleted and replaced with “February 1, 2015”.

8.      The references to “October 1, 2010” contained in Section 3.2(a) of the Original Agreement are hereby deleted in their entirety and replaced in each case with “November 1, 2014”.

9.      The references to “February 1, 2011” contained in Section 3.2(a) of the Original Agreement are hereby deleted in their entirety and replaced in each case with “February 1, 2015”.

10.      The references to “December 31, 2007” contained in Section 8.1(a) of the Original Agreement are hereby deleted in their entirety and replaced in each case with “September 30, 2011”.

11.      The references to “December 31, 2007” contained in Section 8.1(b) of the Original Agreement are hereby deleted in their entirety and replaced in each case with “September 30, 2011”.

12.      The references to “December 31, 2007” contained in Section 8.2(a)(i) of the Original Agreement are hereby deleted in their entirety and replaced in each case with “September 30, 2011”.

13.      The references to “March 31, 2009” contained in Section 8.2(a)(ii) of the Original Agreement are hereby deleted in their entirety and replaced in each case with “September 30, 2012”.

14.      The references to “October 1, 2010” contained in Exhibit B are hereby deleted and replaced with “November 1, 2014”.

15.      The reference to “February 1, 2011” contained in Exhibit B is hereby deleted and replaced with “February 1, 2015”.

16.      Except as set forth in this Tenth Amendment, the terms and conditions set forth in the Original Agreement shall remain in place and unmodified.  Each of Purchaser and Seller hereby reaffirms the terms and conditions of the Agreement as modified by this Tenth Amendment.

Executed to be effective as of the Effective Date.

THE PROCTER & GAMBLE PAPER PRODUCTS COMPANY

By:
Name:	Camille Z. Chammas
Title:	Vice President, GBS Purchases

LIMA ENERGY COMPANY.

By:
Name:	Dwight N. Lockwood
Title:	Secretary